Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
Note 10.	Income Taxes

Prior to the Spin-off, our income taxes were calculated on a separate tax return basis, although operations have been included in Kimberly-Clark’s U.S. federal, state and foreign tax returns. Kimberly-Clark’s global tax model has been developed based on its entire portfolio of businesses. Accordingly, our income tax results as presented are not necessarily indicative of future performance and do not necessarily reflect the results that we would have generated as an independent publicly traded company for the periods presented. Following the Spin-off, our income taxes are calculated using the asset and liability method of accounting, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities.

The provision for income taxes includes federal, state and foreign taxes currently payable and those deferred because of net operating losses and temporary differences between the Consolidated and Combined Financial Statements and tax bases of assets and liabilities.

The components of income (loss) before income taxes, and the provision (benefit) for income taxes are as follows (in millions):

	Year Ended December 31,
	2014	2013	2012
Income before income taxes
United States	$91.8	$136.8	$119.3
Foreign	(0.6)	91.0	110.5

Total	91.2	227.8	229.8

Income tax provision (benefit):
Current:
United States	71.2	41.4	49.8
State	5.5	8.2	10.6
Foreign	18.0	23.7	30.8

Total	94.7	73.3	91.2

Deferred:
United States	(9.8)	(0.4)	(10.0)
State	(1.4)	0.2	(1.5)
Foreign	(19.4)	0.1	(2.5)

Total	(30.6)	(0.1)	(14.0)

Total income tax provision	$64.1	$73.2	$77.2

Major differences between the federal statutory rate and the effective tax rate are as follows:

	Year Ended December 31,
	2014	2013	2012
Federal statutory rate	35.0%	35.0%	35.0%
Rate of state income taxes, net of federal tax benefit	3.0	2.3	4.6
Statutory rate other than U.S. statutory rate	(0.3)	(3.2)	(3.5)
Thailand repatriation related to the Spin-off	15.5	—	—
Non-deductible expenses related to the Spin-off	17.6	—	—
Change in valuation allowances	2.1	0.6	(1.9)
Other, net	(2.6)	(2.6)	(0.6)

Effective tax rate	70.3%	32.1%	33.6%

The following is a summary of the significant components of the Company’s deferred tax assets and liabilities (in millions):

	As of December 31,
	2014	2013
Deferred tax assets
Inventories	$—	$23.8
Intangibles, net	13.8	—
Accrued liabilities	16.7	14.8
Other	2.7	15.3

	33.2	53.9
Valuation allowance	(0.8)	(4.3)

Total deferred assets	32.4	49.6

Deferred tax liabilities
Inventories	$17.4	$—
Property, plant and equipment, net	27.5	45.8
Intangibles, net	—	47.2
Other	1.2	0.1

Total deferred tax liabilities	46.1	93.1

Net deferred tax liabilities	$13.7	$43.5

Valuation allowances increased $1 million during the first ten months of 2014 impacting earnings by the same amount. Valuation allowances decreased by $5 million due to the Spin-off. This activity did not impact earnings. During the two month post spin period, valuation allowances increased $1 million impacting earnings by the same amount. Valuation allowances at the end of 2014 and 2013 primarily relate to tax credits and income tax loss carryforwards.

Realization of income tax loss carryforwards is dependent on generating sufficient taxable income prior to expiration of these carryforwards. Although realization is not assured, we believe it is more likely than not that all of the deferred tax assets, net of applicable valuation allowances, will be realized. The amount of the deferred tax assets considered realizable could be reduced or increased due to changes in the tax environment or if estimates of future taxable income change during the carryforward period.

At December 31, 2014, U.S. income taxes and foreign withholding taxes have not been provided on $73 million of current and prior year undistributed earnings of subsidiaries operating outside the U.S. These earnings, which are considered to be invested indefinitely, would become subject to income tax if they were remitted as dividends, were lent to one of our U.S. entities or if we were to sell our stock in the subsidiaries. Determination of the amount of unrecognized deferred U.S. income tax liability on these unremitted earnings is not practicable because of the complexities associated with this hypothetical calculation. We do not expect restrictions or taxes on repatriation of cash held outside of the United States to have a material adverse effect on our overall liquidity, financial condition or results of operations for the foreseeable future.

A reconciliation of the beginning and ending amount of unrecognized tax benefit is as follows (in millions):

	As of December 31,
	2014	2013
Beginning of year	$19.5	$18.1
Gross increases for income tax positions taken during current period	0.2	1.3
Gross increases for tax positions of prior years	—	5.8
Gross decreases for tax positions of prior years	(0.9)	(4.2)
Decreases for tax positions retained by Kimberly-Clark as a result of the Spin-off	(16.6)	—
Decreases for settlements with taxing authorities	(0.5)	(1.4)
Decreases for lapse of the applicable statute of limitations	(0.1)	(0.1)

End of year	$1.6	$19.5

The amount, if recognized, that would affect our effective tax rate at December 31, 2014 and 2013 is $1 million and $14 million, respectively.

We classify interest and penalties on uncertain tax benefits as income tax expense. At December 31, 2014 and 2013, before any tax benefits, we had $1 million and $5 million, respectively, of accrued interest and penalties on unrecognized tax benefits.

During the next twelve months, we do not expect the resolution of any tax audits which could potentially reduce unrecognized tax benefits by a material amount. In addition, no expiration of the statute of limitations for a tax year in which we have recorded uncertain tax benefits will occur in the next twelve months.

State income tax returns are generally subject to examination for a period of three to five years after filing of the respective returns. The state effect of any changes to filed federal positions remains subject to examination by various states for a period of up to two years after formal notification to the states. We have various state income tax return positions in the process of examination, administrative appeals or litigation.